UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2012

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 571-9800

RENTECH NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35334	45-2714747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 571-9800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2012, Eileen Ney, Vice President and Chief Accounting Officer of Rentech, Inc. (“Rentech”), was appointed Vice President, Tax, Compliance and Financial Systems of Rentech. Jeffrey R. Spain, Senior Vice President, Finance and Accounting of Rentech, assumed the role of principal accounting officer for Rentech in place of Ms. Ney. Mr. Spain also assumed the role of principal accounting officer for Rentech Nitrogen Partners, L.P. in place of Dan J. Cohrs who will continue in his role as the principal financial officer for both Rentech and Rentech Nitrogen Partners. No changes were made to Mr. Spain’s existing compensation arrangements in connection with this event.

Mr. Spain, age 46, was hired as Rentech’s Senior Vice President, Finance and Accounting in July 2011. Mr. Spain has more than 20 years of experience in accounting management, financial planning and analysis, corporate finance, strategic planning, and mergers and acquisitions. From December 2004 through July 2011, Mr. Spain served as Chief Financial Officer of LeadPoint, Inc., a private performance marketing and lead trading platform company in Los Angeles, California, where he oversaw all accounting and financial operations among other related responsibilities for LeadPoint and its two operating subsidiaries in Michigan and the United Kingdom. From 2001 to 2004, Mr. Spain worked as an independent consultant in a Chief Financial and Accounting Officer capacity for a number of private companies. Mr. Spain served as Chief Financial Officer for Digital Editing Solutions, a private company providing film post-production and media services, in 2000 and 2001. From August 1998 to September 2000, Mr. Spain served as Chief Financial Officer and Chief Operating Officer of eNutrition, Inc., a privately backed company founded by Mr. Spain. Prior to his senior management operating roles, Mr. Spain worked for Credit Suisse First Boston as a Vice President and Associate in investment banking from 1992 to 1998 in Los Angeles, California. Mr. Spain also served as a Financial Analyst in investment banking with First Boston in Houston, Texas from 1988 to 1990 focusing on natural resources industries. Mr. Spain received his Masters of Business Administration from the Anderson Graduate School of Management at UCLA and earned his Bachelor’s degree in finance and real estate from Southern Methodist University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: February 21, 2012	By:	/s/ Colin M. Morris
Colin M. Morris
Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH NITROGEN PARTNERS, L.P., a Delaware limited partnership

	By:	Rentech Nitrogen GP, LLC
	Its:	General Partner

Date: February 21, 2012	By:	/s/ Colin M. Morris
Colin M. Morris
Senior Vice President, General Counsel and Secretary

4